UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 13, 2007
VERICHIP CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-33297 (Commission File No.)	06-1637809 (IRS Employer Identification No.)
1690 SOUTH CONGRESS AVENUE, SUITE 200
DELRAY BEACH, FLORIDA 33445
(Address of principal executive offices)
561-805-8008
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
     Item 1.01 Entry into a Material Definitive Agreement.
          Fourth Amendment to Loan Agreement with Applied Digital Solutions, Inc.
     On February 13, 2007, VeriChip Corporation (“VeriChip”) and Applied Digital Solutions, Inc. (“Applied Digital”), which currently holds a controlling interest in our common stock, entered into a Fourth Amendment to Commercial Loan Agreement and Security Agreement (the “Fourth Amendment”). The Fourth Amendment confirmed, among other things, that VeriChip’s initial public offering shall not be deemed a breach or an event of default under that certain commercial loan agreement and security agreement, each dated December 27, 2005, as amended from time to time, between VeriChip and Applied Digital (the “Loan Agreements”).
     The Fourth Amendment is included in this Current Report as Exhibit 10.1. For additional information concerning the Loan Agreements, please refer to VeriChip’s Registration Statement on Form S-1 (No. 333-130754) filed with the Securities and Exchange Commission on February 9, 2007.

Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

10.1	Fourth Amendment to Commercial Loan Agreement and Security Agreement between VeriChip Corporation and Applied Digital Solutions, Inc. dated February 13, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeriChip Corporation
Date: February 15, 2007	/s/ William J. Caragol
William J. Caragol
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fourth Amendment to Commercial Loan Agreement and Security Agreement between VeriChip Corporation and Applied Digital Solutions, Inc. dated February 13, 2007

5